                                                                   Exhibit 1.1



                                7,000,000 SHARES

                         FALCON DRILLING COMPANY, INC.

                                  COMMON STOCK
                                ($.01 PAR VALUE)


                             UNDERWRITING AGREEMENT

                                                               November  , 1996
CS First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Salomon Brothers Inc
Schroder Wertheim & Co.
Simmons & Company International
As Representatives of the Several Underwriters,
c/o CS First Boston Corporation,
Park Avenue Plaza,
New York, N.Y.  10055.

Dear Sirs:

         1. Introductory. Falcon Drilling Company, Inc., a Delaware corporation ("Company"), proposes to issue and sell ("U.S. Offering") to the several Underwriters named in Schedule A hereto ("Underwriters")
shares of its common stock, $.01 par value per share ("Securities"), and the stockholders listed in Schedule B hereto ("Selling Stockholders") propose to
sell an aggregate of              shares of the Securities (all such shares of
Company securities being hereinafter referred to as the "U.S. Firm
Securities").

         It is understood that the Company is concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with
CS First Boston Limited ("CSFBL"),            , and the other managers named
therein ("Managers") relating to the concurrent offering and sale of shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering").

         In addition, as set forth below the Company propose to issue and sell and the Selling Stockholders propose to sell (i) to the Underwriters, at the
option of the Underwriters, an aggregate of not more than          additional
shares of Securities (all of such additional shares being hereinafter referred to as the "U.S. Optional Securities") and (ii) to the Managers, at the option
of the Managers, an aggregate of not more than            additional shares of
Securities ("International Optional Securities" and, collectively with the U.S. Optional Securities, the "Optional Securities"), such Optional Securities to be provided in the respective amounts indicated on Schedule C hereto. The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

         The Company and the Selling Stockholders hereby agree with the several Underwriters as follows:

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:


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                 (i)      A registration statement (No. 333-         ) relating
         to the Offered Securities, including a form of prospectus relating to the U.S. Securities and a form of prospectus relating to the International Securities being offered in the International Offering, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or
         (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement".

                 The form of prospectus relating to the U.S. Securities and the form of prospectus relating to the International Securities, each as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in each such prospectus, are hereinafter referred to as the "U.S. Prospectus" and the "International Prospectus", respectively, and collectively as the "Prospectuses". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.





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                 (ii)     If the Effective Time of the Initial Registration
         Statement is prior to the execution and delivery of this Agreement:
         (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will conform, in all respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

                 (iii) Each of the Company and its corporate subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (iv) Each partnership subsidiary of the Company has been duly formed, is validly existing as a partnership and, with respect to each limited partnership subsidiary of the Company, is in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (v) All the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company or one of the Company's wholly owned subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature. Except as disclosed in the Prospectuses and except for the shares of capital stock of the Company's subsidiaries, neither the Company nor any corporate or partnership subsidiary owns or holds, directly or indirectly, a material number of shares of capital stock or any other securities of any corporation or has any material equity interest in any firm, partnership, association or other entity.





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                 (vi)   The Company's authorized equity capitalization is as
         set forth in the Prospectuses; the capital stock of the Company conforms to the description thereof contained in the Prospectuses; the outstanding Securities (including the offered Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the offered Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold hereunder by the Company and the Selling Stockholders are duly authorized for listing, subject to official notice of issuance on the Nasdaq National Market; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities.

                 (vii) This Agreement has been duly authorized, executed and delivered by the Company.

                 (viii) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws (or certificate of limited partnership or partnership agreement in the case of a partnership subsidiary) or is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound or is in violation of any existing material law, order, rule or regulation of any court, governmental agency or body or any arbitrator, domestic or foreign, having jurisdiction over any of them or any of their properties.

                 (ix) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or blue sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or the charter or by-laws (or certificate of limited partnership or partnership agreement in the case of a partnership subsidiary) of any of its subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, or violate or conflict with any law, order, rule, regulation, judgment, ruling or decree applicable to the Company, any of its subsidiaries or their respective property.

                 (x) Except as disclosed in the Prospectuses, there are no material arbitration or legal or governmental actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such arbitrations, actions, suits or proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                 (xi) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation (including, without limitation, laws and regulations related to notice requirements) relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole. With respect to Environmental Laws, the Company has reasonably concluded that costs and liabilities associated with any violations of such laws by the Company or its subsidiaries would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.





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                 (xii)    Each of the Company and its subsidiaries has such
         permits, certificates, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business, except such permits the absence of which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectuses, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

                 (xiii) Except as otherwise set forth in the Prospectuses or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries have good and valid title (subject to the liens on such assets described in Appendix 1(a)(xiv) hereto) to all property and assets described in the Registration Statement as being owned by it, free and clear of all liens, encumbrances, claims, security interests, subleases and defects. All leases to which the Company or any of its subsidiaries is a party are valid, subsisting and enforceable, and no default has occurred or is continuing thereunder that might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole; and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made and proposed to be made by the Company or such subsidiary.

                 (xiv) Each of the Company and its subsidiaries maintain reasonably adequate insurance in accordance with industry practice; and all of such insurance is outstanding and duly in force on the Execution Date and will be outstanding and duly in force on the Closing Date.

                 (xv) Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Act and the Securities and Exchange Act of 1934 (as amended, the "Exchange Act") and the rules and regulations thereunder.

                 (xvi) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectuses (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectuses (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                 (xvii) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or the Act or to participate in the offering of Securities contemplated by this Agreement, except such as have been waived in writing or complied with by the inclusion of such securities in the Registration Statement.

                 (xviii) The Company and its subsidiaries have complied with all provisions of Section 1 of Laws of Florida, Chapter 92-198.

                 (xix) None of the Company or its subsidiaries is (A) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as





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         amended (the "Investment Company Act"), or analogous foreign laws and regulations, or (B) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, or analogous foreign laws and regulations.

                 (xx) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement or as disclosed on Appendix 2(a)(xxi) hereto.

                 (xxi) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

                 (xxii) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (xxiii) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                 (xxiv) Subsequent to the respective dates as of which information is given in the Prospectuses and up to the date and time this Agreement is executed and delivered by the parties hereto (the "Execution Time"), except as set forth in the Prospectuses, (i) none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any material transaction whether or not in the ordinary course of business, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on its shares of capital stock, and (iii) there has not been, singly or in the aggregate, any material adverse change or any development which may reasonably be expected to involve a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (xxv) The Company is deemed a citizen of the United States as determined pursuant to Section 2 of the Shipping Act, 1916, as amended, and the beneficial ownership of the Company's capital stock by foreign persons or entities as of the date of the Prospectuses does not violate the Shipping Act, 1916 or the Company's certificate of incorporation.

                 (xxvi) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company, any Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finders fee or other like payments in connection with this offering.

        (b) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

                 (i) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder, and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

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                 (ii)     Such Selling Stockholder has no reason to believe
         that the representations and warranties of the Company contained in this Section 2 are not true and correct; and the sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not, to such Selling Stockholder's knowledge, publicly available information.

                 (iii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the offered Securities.

                 (iv) Upon delivery of payment for the Securities to be sold by such Selling Stockholder and after delivery of such securities by such Selling Stockholder, in accordance with this Agreement, good and clear title to such Securities will pass to the Underwriters, free of all restrictions on transfers, liens, encumbrances, securities interests and claims whatsoever.

                 (v) Such Selling Stockholder has, and on the Closing Date will have, full legal rights, power and authority to enter into (a) this Agreement, (b) the Custody Agreement between the Selling Stockholder and the Company, as Custodian (the "Custody Agreement"), and (c) the Selling Stockholder's Irrevocable Power of Attorney appointing Steven A. Webster and Robert F. Fulton as attorneys-in-fact for such Selling Stockholder (the "Power of Attorney"), and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder in the manner provided herein and therein, and this Agreement, the Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement, the Custody Agreement and the Power of Attorney is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

                 (vi) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or blue sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

                 (vii) The information contained in the Prospectuses specifically relating to such Selling Stockholder does not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

                 (viii) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company, any Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finders fee or other like payments in connection with this offering.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from
the Company, at a purchase price of U.S.$           per share the respective
numbers of U.S. Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Company and each Selling Stockholder will deliver the U.S. Firm Securities to the Representatives for the accounts of the Underwriters, at the
office of                           , against payment of the purchase price in
immediately available funds drawn to the order of                         at
the office of                  , at A.M., New York time, on              ,
or at such other time not later than seven full business days thereafter as CS First Boston Corporation ("CSFBC") and the Company determine, (such time being herein referred to as the "First Closing Date"). For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be
made available for checking and packaging at the above office of              ,
at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectuses, the Underwriters may purchase all or less than all of the U.S. Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. The U.S. Optional Securities to be purchased by the Underwriters on any Optional Closing Date shall be in the same proportion to all the Optional Securities to be purchased by the Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. The Company and each Selling Stockholder agree to sell to the Underwriters such U.S. Optional Securities and the Underwriters agree, severally and not jointly, to purchase such U.S. Optional Securities. Such U.S. Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of U.S. Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of Underwriters and the Managers to the Company. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the Underwriters and Managers pursuant to the terms of CSFBC's instructions to the Company.

         Each time for the delivery of and payment for the U.S. Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and each Selling Stockholder will deliver the U.S. Optional Securities being purchased on each Optional Closing Date to the Representatives for the
accounts of the several Underwriters, at the office of                     ,
against payment of the purchase price in immediately available funds drawn to
the order of             , at the above office of
            . The certificates for the U.S. Optional Securities will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be
made available for checking and packaging at the above office of              ,
at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

                 (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectuses unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectuses is otherwise required under Rule 424(b), the Company will cause the Prospectuses, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
         (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectuses, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectuses or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (x) prepare and file with the Commission, subject to the second sentence of paragraph
         (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (y) supply any supplemented Prospectuses to you in such quantities as you may reasonably request. Neither CSFBC's consent nor the Underwriter's deliver of such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

                 (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives and will file with the Commission an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company will not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not qualified. The Company will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

                 (vi) The Company and the Selling Stockholders will not, for a period of 180 days and 90 days, respectively, following the Execution Time, without the prior written consent of CSFBC, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any Securities or any securities convertible into, or exchangeable for, Securities other than the sale of Securities to the Underwriters pursuant to this Agreement; provided, however, that the Company may issue and sell Securities pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Securities upon the conversion of securities or the exercise of warrants or options outstanding at the Execution Time; and provided further, that the Company may issue Securities, pursuant to the Company's agreement to acquire the drillships Deepsea Ice and Deepsea Duchess, the aggregate market value of which shall not exceed $15 million based on the average closing price of the Securities on the Nasdaq Stock Market for the five trading days prior to the date of the closing of such acquisition.

              (vii)  Each Selling Stockholder will deliver to CSFBC, attention:
       Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

       6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of its obligations hereunder and to the following additional conditions precedent:

       (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto is required pursuant to Rule 424(b), the Prospectuses and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; if filing of an additional registration statement or a post-effective amendment to the Registration Statement shall be made pursuant to Rule 462(b) under the Act, such filing shall occur in the manner provided in Rule 462.

       (b) The Company shall have furnished to the Representatives the opinion of Parson & Brown, counsel for the Company and certain of the Selling Stockholders, dated the Closing Date, to the effect that;

              (i) The Company and each of its subsidiaries has been duly incorporated (or formed in the case of a partnership subsidiary), is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or partnership power and authority required to carry on its business as described in the Prospectuses and to own, lease and operate its properties, and is duly qualified to do business as a foreign corporation or partnership, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

              (ii) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

              (iii) The Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms to the description thereof contained in the Prospectuses; the outstanding shares of Securities (including the Securities to be sold by each of the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be fully paid and non-assessable, and the issuance of such Securities is not subject to any preemptive or similar rights; and the certificates for the Securities are in valid and sufficient form;

              (iv) This Agreement has been duly authorized, executed and delivered by the Company and each of the Selling Stockholders and is a valid and binding agreement of the Company and each of the Selling Stockholders, enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

              (v) The statements under the captions "Risk Factors - Environmental Matters," "Risk Factors - Restrictions on Foreign Ownership," and "Selling Stockholders" in the Prospectuses and in Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, regulations, documents or proceedings referred to therein, provide a fair summary of such legal matters, regulations, documents and proceedings;

              (vi) The execution, delivery and performance of this Agreement by the Company and each Selling Stockholder, compliance by the Company and each Selling Stockholder with the provisions hereof and the consummation of the transactions contemplated hereby do not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or blue sky laws) and do not constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or certificate or agreement of limited partnership, as the case may be, of the Company or any of its subsidiaries or any of the organizational documents of any of the Selling Stockholders or any agreement, indenture or other instrument known to us to which the Company or any of its subsidiaries or any of the Selling Stockholders is a party or by which the Company or any of its subsidiaries or any of the Selling Stockholders or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees known to us to be applicable to the Company or any of its subsidiaries or any of the Selling Stockholders or any of their respective properties;

              (vii) Such counsel does not know of any legal or governmental action, suit or proceeding pending or threatened before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectuses and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectuses or to be filed as an exhibit to the Registration Statement and is not so described or filed as required;

              (viii) None of the Company or its subsidiaries is (A) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") or (B) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

              (ix) (1) the Registration Statement and the Prospectuses and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act and the Exchange Act and the respective rules thereunder, and (2) nothing has come to the attention of such counsel that causes such counsel to believe that (except for financial statements, as aforesaid) the Registration Statement and the prospectuses included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectuses as of the Closing Date, as amended or supplemented, if applicable (except for financial statements, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (x) A Custody Agreement and a Power of Attorney have each been duly authorized, executed and delivered by each Selling Stockholder and are each a valid and binding agreement of each Selling Stockholder enforceable in accordance with its terms;

              (xi) Each of the Selling Stockholders has received any approval required by law (other than any approval imposed by the applicable state securities and blue sky laws) to sell, assign, transfer and deliver the Securities to be sold by it in the manner provided in this Agreement, the Custody Agreement and the Power of Attorney, and each of the Selling Stockholders that is a corporation or partnership has full corporate or partnership power and authority, as the case may be, to so sell, assign, transfer and deliver the Securities;

              (xii) To such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or under the Act or to participate in the offering of the Securities contemplated by this Agreement, except such as have been waived or complied with by inclusion of such persons as Selling Stockholders in the Registration Statement;

              (xiii) Each of the Selling Stockholders has good and clear title to the certificates for the Securities to be sold by it and assuming that the Underwriters acquired their interest in the Securities in good faith and without notice of any adverse claim, and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfers, liens, encumbrances, security interests and claims whatsoever;

              (xiv) The Company is deemed a citizen of the United States as determined pursuant to Section 2 of the Shipping Act, 1916, as amended, and the beneficial ownership of the Company's capital stock by foreign persons or entities as of the date of the Prospectuses does not violate the Shipping Act, 1916 or the Company's certificate of incorporation.

In giving such opinion with respect to matters covered by clause (ix), such counsel may state that their belief is based upon their participation in the preparation of the Registration Statement and the Prospectuses and review and discussion of the contents thereof, but is without independent check or verification. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Selling Stockholders and public officials. References to the Registration Statement and Prospectuses in this paragraph (b) include any amendments or supplements thereto at the Closing Date.

       (c)    The Representatives shall have received from                    ,
counsel to certain of the Selling Stockholders, an opinion with respect to such Stockholders covering the matters described in paragraphs (b)(vi), (x),
(xi) and (xiii) above.

       (d) The Representatives shall have received from Andrews & Kurth L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

       (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that such officers have carefully examined the Registration Statement, the Prospectuses, any supplements to the Prospectuses and this Agreement and that:

              (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

              (iii) Since the date of the most recent financial statements included in the Prospectuses, there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

       (f) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by or on behalf of such Selling Stockholder dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectuses, any supplement to the Prospectuses and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

       (g) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

              (i) in their opinion the audited financial statements and financial statement schedules included and incorporated by reference in the Registration Statement and the Prospectuses and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

              (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures as described in Statement on Auditing Standards No. 71 (but not an audit in accordance with generally accepted auditing standards); a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                     (1) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectuses do not comply in form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-3; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectuses; or

                     (2) with respect to the period subsequent to September 30, 1996, there were any changes, at a specified date not more than two business days prior to the date of the letter, in the long-term debt and other obligations of the Company and its subsidiaries or capital stock of the Company, decreases in the stockholders' equity of the Company, decreases in working capital of the Company and its subsidiaries as compared with the amounts shown on the September 30, 1996 consolidated balance sheet included and incorporated by reference in the Registration Statement and the Prospectus, or for the period from September 30, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in operating revenues or income before income taxes and minority interest or preferred stock dividends and accretion or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Registration Statement and the Prospectuses, including the information set forth under the captions "Prospectus Summary," "Capitalization," "Selected Historical Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectuses, and the information included or incorporated by reference in the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectuses, and the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's quarterly reports on Form 10-Q, incorporated by reference in the Registration Statement and Prospectuses, in each case agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; or

              (iv) on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Prospectuses (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and of the acquired entities named in such pro forma financial statements who have responsibilities for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

References to the Prospectuses in this paragraph (g) include any supplement thereto at the date of the letter.

       (h) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

       (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from S-C Rig Investments, L.P., its partners and affiliates, addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any Securities beneficially owned by such person or any securities convertible into, or exchangeable for, Securities for a period of 180 days following the Execution Time without the prior written consent of CSFBC.

        (j) Prior to the Closing Date, the Company and each Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Parson & Brown, counsel for the Company, in New York, New York, on the Closing Date.

       7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by any Underwriter consists of the information described as such in subsection (c) below.

       (b) Each Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained or incorporated in the Registration Statement or the Prospectuses (as amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information specifically relating to each Selling Stockholder. Notwithstanding the foregoing, the aggregate liability of each Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by each Selling Stockholder from the sale of each Selling Stockholder's Securities and any Optional Securities sold by each Selling Stockholder hereunder.

       (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company and each Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the U.S. Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments, stabilizing and passive market making on the inside front cover page, the concession and reallowance figures appearing in the fifth paragraph under the caption "Underwriting" and the information contained in the twelfth paragraph under the caption "Underwriting" and (ii) the following information in the U.S. Prospectus furnished on behalf of Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and Simmons & Company International concerning the receipt of fees in prior offerings in the eleventh paragraph under the caption "Underwriting."

       (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

       (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or
(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the U.S. Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

       (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

       8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of U.S. Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such U.S. Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the aggregate amount of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

       9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the U.S. Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 7 shall remain in effect and if any U.S. Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), or (v) of Section 6(h), the Company and the Selling Stockholders will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

       10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o CS First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1900 West Loop South, Suite 1800, Houston, Texas 77027, Attention: Steven
A. Webster, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed c/o the Company, 1900 West Loop South, Suite 1910, Houston, Texas 77027, Attention: Steven A. Webster; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

       11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

       12. Representation of Underwriters and Selling Stockholders. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. Steven A. Webster and Robert F. Fulton will act for the Selling Stockholders pursuant to the Powers of Attorney granted by the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Messrs. Webster and Fulton will be binding upon all the Selling Stockholders.

       13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

       14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

       The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

       If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                     Very truly yours,


                                     FALCON DRILLING COMPANY, INC.



                                     By:
                                         --------------------------------------
                                          Steven A. Webster
                                          Chairman and Chief Executive Officer



                                     THE SELLING STOCKHOLDERS
                                     NAMED IN SCHEDULE B HERETO



                                     By:
                                         --------------------------------------
                                                    Attorney-in-Fact





The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


CS FIRST BOSTON CORPORATION
Donaldson, Lufkin & Jenrette Securities Corporation
Salomon Brothers Inc
Schroder Wertheim & Co.
Simmons & Company International

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By  CS FIRST BOSTON CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE A


                                                                                          Number of
                                  Underwriter                                        U.S. Firm Securities
                                  -----------                                        --------------------
 CS First Boston Corporation . . . . . . . . . . . . . . . . . . . . . . . . .
 Donaldson, Lufkin & Jenrette Securities Corporation . . . . . . . . . . . . .
 Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Schroder Wertheim & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Simmons & Company International . . . . . . . . . . . . . . . . . . . . . . .




                                                                                     --------------------
                          Total  . . . . . . . . . . . . . . . . . . . . . . .
                                                                                     ====================




                                   SCHEDULE B


                                                                           Number of U.S. Firm
                                                                               Securities
                             Selling Stockholder                               to be Sold
                             -------------------                               ----------






                                                                             -----------------
                Total  . . . . . . . . . . . . . . . . . . . . . . .
                                                                             =================


                                   SCHEDULE C


                                                                                  Maximum Number of
                                                                                   Optional Shares
                                  Seller                                             to be Sold
                                  ------                                             ----------



 Falcon Drilling Company, Inc. . . . . . . . . . . . . . . . . . . . . .






                                                                               ---------------------------
                  Total . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                               ==========================


